UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-A/A

                                 AMENDMENT NO. 1

                       AMENDMENT TO APPLICATION OR REPORT

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              MEDCO RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


         This Amendment contains a new Exhibit B, "Summary of Rights to Purchase Common Shares," to Registrant's Stockholders Rights Plan, which as filed as
Exhibit 4.1 to  Registrant's  Form 8-A  Registration  Statement  registering the
Rights under the Securities Exchange Act of 1934, as amended. The Exhibit was revised to describe additional provisions of the Plan.



                                     MEDCO RESEARCH, INC.
                                         (Registrant)


                                     By: /s/ Glenn C. Andrews
                                        ---------------------------------------
                                        Glenn C. Andrews, Vice President,
                                        Finance and Administration and
                                        Chief Financial Officer